               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                           FORM 8 - K

                         CURRENT REPORT


Pursuant to Section 13 or 15 (d) of the Securities Exchange
Act of
1934.

Date of Report (Date of earliest event reported):December 10,
2007
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                         Omagine, Inc.
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    (Exact name of registrant as specified in its charter)


               Alfa International Holdings Corp.
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                  (Former Name of Registrant)


   Delaware                0-17264            20-2876380
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(State or other          (Commission        (IRS Employer
jurisdiction of          File Number)       Identification
incorporation)                                  Number)


   350 Fifth Avenue, Suite 1103, New York, N.Y.
10118
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    (Address of principal executive offices)           (Zip
Code)


Registrant's telephone number, including area code  (212)563-
4141
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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act;
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act;
[ ] Pre-commencement communication pursuant to rule 14d-2(b) under the Exchange Act;
[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act.

Item 7.01.  Regulation FD Disclosure
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     On December 10, 2007 the Company issued a press release naming Consolidated Contractors Company Oman LLC as the General
Contractor for the proposed Omagine Project, which will be majority owned by the Company's subsidiary Journey of Light, Inc.

Item 9.01.  Financial Statements and Exhibits
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     (c)  Exhibits.


    EX 99       A copy of the press release dated December 10,
2007 is filed as an exhibit hereto.



                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  December 11, 2007


                                      Omagine, Inc.
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                                      (Registrant)



                              BY: /s/ Frank J. Drohan
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                                   Frank J. Drohan,
                                   Chairman of the Board,
                                   President and Chief
                                   Executive Officer